UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)               June 30, 2004
                                                              ---------------

                        CALYPTE BIOMEDICAL CORPORATION.
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)




000-20985                                       06-1226727
---------                                       ----------
Commission File No.                             I.R.S. Employer Identification


5000 HOPYARD ROAD, SUITE 480,
PLEASANTON, CA
                                                                       94588
------------------------------------------------------------------   --------
Address of principal executive offices                               Zip Code


(925) 730-7200
--------------
Registrant's telephone number,
including area code

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant (the "Company") announced that Zafar I. Randawa, Ph.D. has resigned as a member of its Board of Directors effective June 30, 2004 citing personal reasons and time constraints.

Annexed hereto as Exhibit 99.1 is a copy of the press release issued by the Company in connection with Dr. Randawa's resignation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits


                  Exhibit No.                  Description
                  ----------                   -----------
                  99.1                         Press release dated July 1, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Pleasanton, California
         July 1, 2004

                            CALYPTE BIOMEDICAL CORPORATION
                            ------------------------------
                            (Registrant)

                            /s/ Richard D. Brounstein
                            -------------------------
                            Richard D. Brounstein
                            Executive Vice President and Chief Financial Officer